Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., July 22, 2021 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2021.

For the quarter ended June 30, 2021, net income was $149 million, or $1.33 per share, on revenues of $1.581 billion. Net income for the prior year’s second quarter was $46 million, or $.41 per share, on revenues of $1.108 billion.

“We achieved record levels of revenues and earnings in the second quarter due to a broad-based, global acceleration in demand for our staffing and business consulting services,” said M. Keith Waddell, president and CEO of Robert Half. “We are particularly pleased with the strength of our permanent placement and Protiviti operations, which grew year-over-year revenues by 102 percent and 62 percent, respectively. Protiviti reached its 15th consecutive quarter of revenue gains with very strong growth in each of its solution areas.”

“Return on invested capital for the company was 49 percent in the second quarter,” Waddell concluded.

Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EDT on August 21. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 5793718. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Robert Half is the world’s first and largest specialized talent solutions firm that connects opportunities at great companies with highly skilled job seekers. We offer contract and permanent placement solutions for finance and accounting, technology, marketing and creative, legal, and administrative and customer support roles. Named to FORTUNE’s Most Admired Companies and 100 Best Companies to Work For lists and a Forbes Best Employer for Diversity, Robert Half is the parent company of Protiviti®, a global consulting firm that provides internal audit, risk, business and technology consulting solutions.

    Robert Half has operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services; on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.

Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad based consulting, regulatory compliance, technology services, public sector or other high demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)

Service revenues	$1,580,581	$1,108,326	$2,978,961	$2,615,017
Costs of services	915,709	691,791	1,752,378	1,584,094

Gross margin	664,872	416,535	1,226,583	1,030,923

Selling, general and administrative expenses (1)	488,093	407,213	911,155	850,081
(Income) loss from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses) (1)	(27,810)	(48,927)	(39,797)	(8,551)
Amortization of intangible assets	576	330	1,152	668
Interest expense (income), net	151	(105)	105	(1,062)

Income before income taxes	203,862	58,024	353,968	189,787
Provision for income taxes	54,649	11,828	94,157	53,676

Net income	$149,213	$46,196	$259,811	$136,111

Diluted net income per share	$1.33	$.41	$2.32	$1.20

Shares:
Basic	110,861	112,865	111,141	113,026
Diluted	111,889	113,121	112,191	113,489

(1) Selling, general and administrative (“SG&A”) expenses exclude gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. Under these plans, employees direct the investment of their account balances, and the Company makes cash deposits into an investment trust consistent with these directions. Changes in the Company’s deferred compensation obligations noted above are included in SG&A or, in the case of Protiviti, costs of services, while investment income is presented separately. Reclassifications have been made to prior periods’ consolidated financial statements to conform to the current presentation. These reclassifications had no impact to previously reported income before income taxes.

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Six Months Ended June 30,
	2021	2020
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$27,715	$31,509
Capitalized cloud computing implementation costs	$16,236	$18,846
Capital expenditures	$16,114	$22,264
Open market repurchases of common stock (shares)	1,514	983

	June 30,
	2021	2020
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$542,805	$501,485
Accounts receivable, net	$907,947	$665,409
Total assets	$2,741,368	$2,402,377
Total current liabilities	$1,196,312	$977,167
Total stockholders’ equity	$1,259,250	$1,156,706

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
(in thousands)

Beginning in Q3 2020, the Company modified its presentation of service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources to include inter-segment revenues from services provided to Protiviti in connection with the Company’s managed business solutions. This is how the Company measures and manages these divisions internally. The combined amount of divisional intersegment revenues with Protiviti are aggregated and then eliminated as a single line item. The Company has prepared the below schedule to provide readers with historical comparative information to better evaluate the related trends.

	2019				2020				2021
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
SERVICE REVENUES:
Accountemps	$490,084	$494,582	$501,905	$498,650	$489,884	$331,542	$351,598	$385,000	$417,116	$453,342
OfficeTeam	252,633	261,952	267,023	259,147	239,979	136,299	173,685	214,985	220,467	263,192
Robert Half Technology	182,426	189,461	195,630	198,314	196,652	162,028	161,007	175,730	172,239	194,233
Robert Half Management Resources	196,003	195,236	200,421	201,097	211,878	165,031	154,917	167,116	183,271	210,550
Elimination of intersegment revenues	(36,519)	(38,519)	(46,518)	(50,883)	(46,273)	(41,514)	(59,816)	(92,393)	(103,818)	(143,036)
Temporary and consultant staffing	1,084,627	1,102,712	1,118,461	1,106,325	1,092,120	753,386	781,391	850,438	889,275	978,281
Permanent placement staffing	131,562	140,894	134,582	126,394	120,489	71,030	87,203	91,387	111,703	143,640
Protiviti	252,341	272,779	299,089	304,666	294,082	283,910	321,303	362,261	397,402	458,660
Total	$1,468,530	$1,516,385	$1,552,132	$1,537,385	$1,506,691	$1,108,326	$1,189,897	$1,304,086	$1,398,380	$1,580,581

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; segment income; combined segment income and as adjusted revenue growth rates.
The following measures: adjusted gross margin; adjusted selling, general and administrative expense; and segment income include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest expense (income) and amortization of intangible assets. The Company provides combined segment income because it is how the Company evaluates segment performance.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as-adjusted basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Quarter Ended June 30,						Relationships
	2021			2020			2021	2020	2021	2020
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Accountemps	$453,342	$—	$453,342	$331,542	$—	$331,542	28.6%	29.9%	28.6%	29.9%
OfficeTeam	263,192	—	263,192	136,299	—	136,299	16.7%	12.3%	16.7%	12.3%
Robert Half Technology	194,233	—	194,233	162,028	—	162,028	12.3%	14.6%	12.3%	14.6%
Robert Half Management Resources	210,550	—	210,550	165,031	—	165,031	13.3%	14.9%	13.3%	14.9%
Elimination of intersegment revenues	(143,036)	—	(143,036)	(41,514)	—	(41,514)	(9.0%)	(3.7%)	(9.0%)	(3.7%)
Temporary and consultant staffing	978,281	—	978,281	753,386	—	753,386	61.9%	68.0%	61.9%	68.0%
Permanent placement staffing	143,640	—	143,640	71,030	—	71,030	9.1%	6.4%	9.1%	6.4%
Protiviti	458,660	—	458,660	283,910	—	283,910	29.0%	25.6%	29.0%	25.6%
Total	$1,580,581	$—	$1,580,581	$1,108,326	$—	$1,108,326	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$388,070	$—	$388,070	$279,302	$—	$279,302	39.7%	37.1%	39.7%	37.1%
Permanent placement staffing	143,454	—	143,454	70,906	—	70,906	99.9%	99.8%	99.9%	99.8%
Protiviti	133,348	4,153	137,501	66,327	6,542	72,869	29.1%	23.4%	30.0%	25.7%
Total	$664,872	$4,153	$669,025	$416,535	$6,542	$423,077	42.1%	37.6%	42.3%	38.2%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Temporary and consultant staffing	$315,114	$(21,054)	$294,060	$289,645	$(38,733)	$250,912	32.2%	38.4%	30.1%	33.3%
Permanent placement staffing	115,458	(2,603)	112,855	74,806	(3,652)	71,154	80.4%	105.3%	78.6%	100.2%
Protiviti	57,521	—	57,521	42,762	—	42,762	12.5%	15.1%	12.5%	15.1%
Total	$488,093	$(23,657)	$464,436	$407,213	$(42,385)	$364,828	30.9%	36.7%	29.4%	32.9%

OPERATING/SEGMENT INCOME:
Temporary and consultant staffing	$72,956	$21,054	$94,010	$(10,343)	$38,733	$28,390	7.5%	(1.4%)	9.6%	3.8%
Permanent placement staffing	27,996	2,603	30,599	(3,900)	3,652	(248)	19.5%	(5.5%)	21.3%	(0.3%)
Protiviti	75,827	4,153	79,980	23,565	6,542	30,107	16.5%	8.3%	17.4%	10.6%
Total	$176,779	$27,810	$204,589	$9,322	$48,927	$58,249	11.2%	0.8%	12.9%	5.3%
Amortization of intangible assets	576	—	576	330	—	330	0.0%	0.0%	0.0%	0.1%
(Income) loss from investments held in employee deferred compensation trusts	(27,810)	27,810	—	(48,927)	48,927	—	1.7%	4.4%	0.0%	0.0%
Interest expense (income), net	151	—	151	(105)	—	(105)	0.0%	0.0%	0.0%	0.0%
Income before income taxes	$203,862	$—	$203,862	$58,024	$—	$58,024	12.9%	5.2%	12.9%	5.2%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment income is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment income from investments held in employee deferred compensation trusts to the same line item which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Six Months Ended June 30,						Relationships
	2021			2020			2021	2020	2021	2020
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Accountemps	$870,448	$—	$870,448	$821,426	$—	$821,426	29.3%	31.4%	29.3%	31.4%
OfficeTeam	483,665	—	483,665	376,278	—	376,278	16.2%	14.4%	16.2%	14.4%
Robert Half Technology	366,406	—	366,406	358,680	—	358,680	12.3%	13.7%	12.3%	13.7%
Robert Half Management Resources	393,878	—	393,878	376,908	—	376,908	13.2%	14.4%	13.2%	14.4%
Elimination of intersegment revenues	(246,840)	—	(246,840)	(87,786)	—	(87,786)	(8.3%)	(3.4%)	(8.3%)	(3.4%)
Temporary and consultant staffing	1,867,557	—	1,867,557	1,845,506	—	1,845,506	62.7%	70.6%	62.7%	70.6%
Permanent placement staffing	255,344	—	255,344	191,519	—	191,519	8.6%	7.3%	8.6%	7.3%
Protiviti	856,060	—	856,060	577,992	—	577,992	28.7%	22.1%	28.7%	22.1%
Total	$2,978,961	$—	$2,978,961	$2,615,017	$—	$2,615,017	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$733,003	$—	$733,003	$692,298	$—	$692,298	39.2%	37.5%	39.2%	37.5%
Permanent placement staffing	254,951	—	254,951	191,186	—	191,186	99.8%	99.8%	99.8%	99.8%
Protiviti	238,629	5,842	244,471	147,439	2,871	150,310	27.9%	25.5%	28.6%	26.0%
Total	$1,226,583	5,842	$1,232,425	$1,030,923	2,871	$1,033,794	41.2%	39.4%	41.4%	39.5%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Temporary and consultant staffing	$593,627	(30,312)	$563,315	$575,290	$(5,146)	$570,144	31.8%	31.2%	30.2%	30.9%
Permanent placement staffing	210,360	(3,643)	206,717	181,057	(534)	180,523	82.4%	94.5%	81.0%	94.3%
Protiviti	107,168	—	107,168	93,734	—	93,734	12.5%	16.2%	12.5%	16.2%
Total	$911,155	(33,955)	$877,200	$850,081	$(5,680)	$844,401	30.6%	32.5%	29.4%	32.3%

OPERATING/SEGMENT INCOME:
Temporary and consultant staffing	$139,376	30,312	$169,688	$117,008	5,146	$122,154	7.5%	6.3%	9.1%	6.6%
Permanent placement staffing	44,591	3,643	48,234	10,129	534	10,663	17.5%	5.3%	18.9%	5.6%
Protiviti	131,461	5,842	137,303	53,705	2,871	56,576	15.4%	9.3%	16.0%	9.8%
Total	$315,428	39,797	$355,225	$180,842	8,551	$189,393	10.6%	6.9%	11.9%	7.2%
Amortization of intangible assets	1,152	—	1,152	668	—	668	0.0%	0.1%	0.0%	0.1%
(Income) loss from investments held in employee deferred compensation trusts	(39,797)	39,797	—	(8,551)	8,551	—	1.3%	0.3%	0.0%	0.0%
Interest expense (income), net	105	—	105	(1,062)	—	(1,062)	0.0%	0.0%	0.0%	0.0%
Income before income taxes	$353,968	$—	$353,968	$189,787	$—	$189,787	11.9%	7.3%	11.9%	7.3%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment income is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment income from investments held in employee deferred compensation trusts to the same line item which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME RECONCILIATION (UNAUDITED):

	Quarter Ended June 30,
	2021	2020

Income before income taxes	$203,862	$58,024
Interest expense (income), net	151	(105)
Amortization of intangible assets	576	330
Combined segment income	$204,589	$58,249

	Six Months Ended June 30,
	2021	2020

Income before income taxes	$353,968	$189,787
Interest expense (income), net	105	(1,062)
Amortization of intangible assets	1,152	668
Combined segment income	$355,225	$189,393

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2020				2021		2020				2021
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	0.0	-33.0	-29.9	-22.8	-14.9	36.7	-0.7	-32.3	-30.2	-23.1	-14.6	34.4
OfficeTeam	-5.0	-48.0	-35.0	-17.0	-8.1	93.1	-5.7	-47.8	-35.8	-18.2	-8.7	89.5
RH Technology	7.8	-14.5	-17.7	-11.4	-12.4	19.9	6.8	-14.2	-18.2	-11.9	-12.4	17.9
RH Management Resources	8.1	-15.5	-22.7	-16.9	-13.5	27.6	7.5	-14.8	-23.5	-18.1	-14.3	24.0
Elimination of intersegment revenues (1)	26.7	7.8	28.6	81.6	124.4	244.5	24.9	7.7	28.2	81.5	127.3	240.9
Temporary and consultant staffing	0.7	-31.7	-30.1	-23.1	-18.6	29.9	0.0	-31.2	-30.7	-23.8	-18.9	27.2
Permanent placement staffing	-8.4	-49.6	-35.2	-27.7	-7.3	102.2	-9.0	-49.1	-35.7	-28.5	-8.1	96.9
Total staffing	-0.3	-33.7	-30.7	-23.6	-17.5	36.1	-1.0	-33.2	-31.2	-24.3	-17.8	33.2
Protiviti	16.5	4.1	7.4	18.9	35.1	61.6	15.5	4.5	6.4	17.9	34.7	58.8
Total	2.6	-26.9	-23.3	-15.2	-7.2	42.6	1.9	-26.4	-23.9	-15.9	-7.6	39.7

United States
Temporary and consultant staffing	2.0	-31.7	-31.0	-24.1	-20.3	27.5	0.5	-31.7	-31.3	-23.9	-19.4	27.7
Permanent placement staffing	-4.9	-51.6	-37.1	-31.3	-12.4	109.3	-6.3	-51.6	-37.3	-31.0	-11.4	109.6
Total staffing	1.3	-33.7	-31.6	-24.8	-19.6	33.6	-0.2	-33.7	-31.9	-24.6	-18.6	33.8
Protiviti	21.3	6.4	10.8	22.9	35.5	62.6	19.5	6.3	10.3	23.3	37.1	62.8
Total	4.7	-26.5	-23.3	-15.3	-8.7	41.1	3.2	-26.5	-23.7	-15.0	-7.6	41.3

International
Temporary and consultant staffing	-3.8	-31.8	-27.0	-19.3	-12.3	38.6	-1.9	-28.9	-28.4	-23.5	-17.0	25.1
Permanent placement staffing	-15.9	-45.0	-30.9	-19.3	5.2	87.8	-14.6	-43.2	-31.7	-23.0	0.3	70.5
Total staffing	-5.6	-33.8	-27.6	-19.3	-10.1	44.8	-3.7	-31.1	-28.9	-23.4	-14.8	30.9
Protiviti	1.3	-3.9	-5.0	4.3	33.8	57.6	2.4	-1.5	-8.0	-1.7	26.1	43.5
Total	-4.4	-28.4	-23.4	-14.7	-2.0	48.0	-2.7	-25.7	-25.0	-19.2	-7.2	33.9
(1) Service revenues for Accountemps, OfficeTeam, Robert Half Technology and Robert Half Management Resources include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each line of business are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 11-13.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Accountemps
As Reported	0.0	-33.0	-29.9	-22.8	-14.9	36.7
Billing Days Impact	-1.5	-0.1	-0.3	-0.1	1.1	0.0
Currency Impact	0.8	0.8	0.0	-0.2	-0.8	-2.3
As Adjusted	-0.7	-32.3	-30.2	-23.1	-14.6	34.4
OfficeTeam
As Reported	-5.0	-48.0	-35.0	-17.0	-8.1	93.1
Billing Days Impact	-1.3	-0.1	-0.2	-0.1	1.1	0.0
Currency Impact	0.6	0.3	-0.6	-1.1	-1.7	-3.6
As Adjusted	-5.7	-47.8	-35.8	-18.2	-8.7	89.5
Robert Half Technology
As Reported	7.8	-14.5	-17.7	-11.4	-12.4	19.9
Billing Days Impact	-1.5	-0.1	-0.2	0.0	1.1	0.0
Currency Impact	0.5	0.4	-0.3	-0.5	-1.1	-2.0
As Adjusted	6.8	-14.2	-18.2	-11.9	-12.4	17.9
Robert Half Management Resources
As Reported	8.1	-15.5	-22.7	-16.9	-13.5	27.6
Billing Days Impact	-1.5	-0.1	-0.2	0.0	1.1	0.0
Currency Impact	0.9	0.8	-0.6	-1.2	-1.9	-3.6
As Adjusted	7.5	-14.8	-23.5	-18.1	-14.3	24.0
Elimination of intersegment revenues
As Reported	26.7	7.8	28.6	81.6	124.4	244.5
Billing Days Impact	-1.8	-0.2	-0.4	-0.1	2.7	0.0
Currency Impact	0.0	0.1	0.0	0.0	0.2	-3.6
As Adjusted	24.9	7.7	28.2	81.5	127.3	240.9
Temporary and consultant staffing
As Reported	0.7	-31.7	-30.1	-23.1	-18.6	29.9
Billing Days Impact	-1.4	-0.1	-0.3	0.0	1.0	0.0
Currency Impact	0.7	0.6	-0.3	-0.7	-1.3	-2.7
As Adjusted	0.0	-31.2	-30.7	-23.8	-18.9	27.2
Permanent placement staffing
As Reported	-8.4	-49.6	-35.2	-27.7	-7.3	102.2
Billing Days Impact	-1.4	-0.1	-0.2	0.0	1.1	0.0
Currency Impact	0.8	0.6	-0.3	-0.8	-1.9	-5.3
As Adjusted	-9.0	-49.1	-35.7	-28.5	-8.1	96.9
Total staffing
As Reported	-0.3	-33.7	-30.7	-23.6	-17.5	36.1
Billing Days Impact	-1.4	-0.1	-0.2	0.0	1.1	0.0
Currency Impact	0.7	0.6	-0.3	-0.7	-1.4	-2.9
As Adjusted	-1.0	-33.2	-31.2	-24.3	-17.8	33.2
Protiviti
As Reported	16.5	4.1	7.4	18.9	35.1	61.6
Billing Days Impact	-1.6	-0.1	-0.3	0.0	1.6	0.0
Currency Impact	0.6	0.5	-0.7	-1.0	-2.0	-2.8
As Adjusted	15.5	4.5	6.4	17.9	34.7	58.8
Total
As Reported	2.6	-26.9	-23.3	-15.2	-7.2	42.6
Billing Days Impact	-1.4	-0.1	-0.2	0.0	1.1	0.0
Currency Impact	0.7	0.6	-0.4	-0.7	-1.5	-2.9
As Adjusted	1.9	-26.4	-23.9	-15.9	-7.6	39.7

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Temporary and consultant staffing
As Reported	2.0	-31.7	-31.0	-24.1	-20.3	27.5
Billing Days Impact	-1.5	0.0	-0.3	0.2	0.9	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	0.5	-31.7	-31.3	-23.9	-19.4	27.7

Permanent placement staffing
As Reported	-4.9	-51.6	-37.1	-31.3	-12.4	109.3
Billing Days Impact	-1.4	0.0	-0.2	0.3	1.0	0.3
Currency Impact	―	―	―	―	―	―
As Adjusted	-6.3	-51.6	-37.3	-31.0	-11.4	109.6

Total staffing
As Reported	1.3	-33.7	-31.6	-24.8	-19.6	33.6
Billing Days Impact	-1.5	0.0	-0.3	0.2	1.0	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	-0.2	-33.7	-31.9	-24.6	-18.6	33.8

Protiviti
As Reported	21.3	6.4	10.8	22.9	35.5	62.6
Billing Days Impact	-1.8	-0.1	-0.5	0.4	1.6	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	19.5	6.3	10.3	23.3	37.1	62.8

Total
As Reported	4.7	-26.5	-23.3	-15.3	-8.7	41.1
Billing Days Impact	-1.5	0.0	-0.4	0.3	1.1	0.2
Currency Impact	―	―	―	―	―	―
As Adjusted	3.2	-26.5	-23.7	-15.0	-7.6	41.3

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Temporary and consultant staffing
As Reported	-3.8	-31.8	-27.0	-19.3	-12.3	38.6
Billing Days Impact	-1.4	0.0	0.0	-1.0	1.4	-0.8
Currency Impact	3.3	2.9	-1.4	-3.2	-6.1	-12.7
As Adjusted	-1.9	-28.9	-28.4	-23.5	-17.0	25.1

Permanent placement staffing
As Reported	-15.9	-45.0	-30.9	-19.3	5.2	87.8
Billing Days Impact	-1.1	-0.1	0.0	-1.0	1.7	-1.1
Currency Impact	2.4	1.9	-0.8	-2.7	-6.6	-16.2
As Adjusted	-14.6	-43.2	-31.7	-23.0	0.3	70.5

Total staffing
As Reported	-5.6	-33.8	-27.6	-19.3	-10.1	44.8
Billing Days Impact	-1.3	-0.1	0.0	-1.0	1.5	-0.8
Currency Impact	3.2	2.8	-1.3	-3.1	-6.2	-13.1
As Adjusted	-3.7	-31.1	-28.9	-23.4	-14.8	30.9

Protiviti
As Reported	1.3	-3.9	-5.0	4.3	33.8	57.6
Billing Days Impact	-1.4	0.0	0.1	-1.4	2.1	-0.8
Currency Impact	2.5	2.4	-3.1	-4.6	-9.8	-13.3
As Adjusted	2.4	-1.5	-8.0	-1.7	26.1	43.5

Total
As Reported	-4.4	-28.4	-23.4	-14.7	-2.0	48.0
Billing Days Impact	-1.3	0.0	0.1	-1.1	1.6	-0.9
Currency Impact	3.0	2.7	-1.7	-3.4	-6.8	-13.2
As Adjusted	-2.7	-25.7	-25.0	-19.2	-7.2	33.9